PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
PRINCIPAL ACCOUNTING POLICIES
PRINCIPAL ACCOUNTING POLICIES

2.  PRINCIPAL ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries,  VIEs and VIEs’ subsidiaries. All significant transactions and balances between the Company, its subsidiaries, VIEs and VIEs’ subsidiaries have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The Company applies the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for VIEs and their respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the following VIEs and VIEs’ subsidiaries are consolidated into the Company’s financial statements since July 1, 2003 or their respective date of establishment/acquisition, whichever is later:

The following is a summary of the Company’s major VIEs and VIEs’ subsidiaries:

Name of VIE and VIEs’ subsidiaries	Date of establishment/acquisition

Shanghai Ctrip Commerce Co., Ltd. (“Shanghai Ctrip Commerce”)	Established on July 18, 2000
Shanghai Huacheng Southwest International Travel Agency Co., Ltd. (“Shanghai Huacheng”, formerly known as Shanghai Huacheng Southwest Travel Agency Co., Ltd.)	Established on March 13, 2001
Chengdu Ctrip Travel Agency Co., Ltd. (“Chengdu Ctrip”)	Established on January 8, 2007
Beijing Qu Na Information Technology Company Limited (“Qunar Beijing”)	Established on March 17, 2006

The Company is considered the primary beneficiary of a VIE or VIEs’ subsidiary and consolidated the VIE or VIEs’ subsidiary if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.

Major variable interest entities and their subsidiaries

The Company conducts a part of its operations through a series of agreements with certain VIEs and VIEs’ subsidiaries as stated in above. These VIEs and VIEs’ subsidiaries are used solely to facilitate the Group’s participation in Internet content provision, advertising business, travel agency and air-ticketing services in the People’s Republic of China (“PRC”) where foreign ownership is restricted. From 2015, the Company restructured its business lines to change some of its VIEs to its wholly owned subsidiaries, which carry out the businesses that are not foreign ownerships restricted.

Shanghai Ctrip Commerce is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip Commerce holds a value-added telecommunications business license and is primarily engaged in the provision of advertising business on the Internet website. Two senior officers of the Company collectively hold 100% of the equity interest in Shanghai Ctrip Commerce. The registered capital of Shanghai Ctrip Commerce was RMB30,000,000 as of December 31, 2017.

Shanghai Huacheng is a domestic company incorporated in Shanghai, the PRC. Shanghai Huacheng holds a domestic travel agency license and an air transport sales agency license and mainly provides domestic tour services and air-ticketing services. Shanghai Ctrip Commerce holds 100% of the equity interest in Shanghai Huacheng. The registered capital of Shanghai Huacheng was RMB100,000,000 as of December 31, 2017.

Chengdu Ctrip is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Two senior officers of the Company holds 100% of the equity interest in Chengdu Ctrip. The registered capital of Chengdu Ctrip was RMB500,000,000 as of December 31, 2017.

Qunar Beijing is a domestic company incorporated in Beijing, the PRC. Qunar Beijing holds various domestic and cross-border business licenses of Qunar. Two senior officers of the Company holds 100% of the equity interest in Qunar Beijing. The registered capital of Qunar Beijing was RMB11,000,000 as of December 31, 2017.

The capital injected by senior officers or senior officer’s family member are funded by the Company and are recorded as long-term business loans to related parties. The Company does not have any ownership interest in these VIEs and VIEs’ subsidiaries.

As of December 31, 2017, the Company has various agreements with its consolidated VIEs and VIEs’ subsidiaries, including loan agreements, exclusive technical consulting and services agreements, share pledge agreements, exclusive option agreements and other operating agreements.

Details of certain key agreements with the VIEs are as follows:

Powers of Attorney: Each of the shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, signed an irrevocable power of attorney to appoint Ctrip Travel Network and Ctrip Travel Information, as attorney-in-fact to vote, by itself or any other person to be designated at its discretion, on all matters of the applicable consolidated affiliated Chinese entities. Each such power of attorney will remain effective as long as the applicable consolidated affiliated Chinese entity exists, and such shareholders of the applicable consolidated affiliated Chinese entities are not entitled to terminate or amend the terms of the power of attorneys without prior written consent from us.

As of the date of this annual report, each of the shareholders of Qunar Beijing, Hui Cao and Hui Wang, also signed an irrevocable power of attorney authorizing an appointee, to exercise, in a manner approved by Qunar on such shareholder’s behalf the full shareholder rights pursuant to applicable laws and Qunar Beijing’s articles of association, including without limitation full voting rights and the right to sell or transfer any or all of such shareholder’s equity interest in Qunar Beijing. Each such power of attorney is effective until such time as such relevant shareholder ceases to hold any equity interest in Qunar Beijing. The terms of the power of attorney with respect to Qunar Beijing are otherwise substantially similar to the terms described in the foregoing paragraph.

Technical Consulting and Services Agreements: Ctrip Travel Information and Ctrip Travel Network, each a wholly owned PRC subsidiary of ours, provide our consolidated affiliated Chinese entities, except for Qunar Beijing, with technical consulting and related services and staff training and information services on an exclusive basis. We also maintain their network platforms. In consideration for our services, our consolidated affiliated Chinese entities agree to pay us service fees as calculated in such manner as determined by us from time to time based on the nature of service, which may be adjusted periodically. For 2017, our consolidated affiliated Chinese entities paid Ctrip Travel Information a quarterly fee based on the number of transportation tickets sold in the quarter, at an average rate from RMB5 (US$0.8) to RMB8 (US$1.2) per ticket. Although the service fees are typically determined based on the number of transportation tickets sold, given the fact that the nominee shareholders of such consolidated affiliated Chinese entities have irrevocably appointed the employees of our subsidiaries to vote on their behalf on all matters they are entitled to vote on, we have the right to determine the level of service fees paid and therefore receive substantially all of the economic benefits of our consolidated affiliated Chinese entities in the form of service fees. Ctrip Travel Information and Ctrip Travel Network, as appropriate, will exclusively own any intellectual property rights arising from the performance of this agreement. The initial term of these agreements is 10 years and may be renewed automatically in 10-year terms unless we disapprove the extension. We retain the exclusive right to terminate the agreements at any time by delivering a 30-day advance written notice to the applicable consolidated affiliate Chinese entity.

As of the date of this annual report, pursuant to the restated exclusive technical consulting and services agreement between Qunar Beijing and Qunar Software, Qunar Software provides Qunar Beijing with technical, marketing and management consulting services on an exclusive basis in exchange for service fee paid by Qunar Beijing based on a set formula defined in the agreement subject to adjustment by Qunar Software at its sole discretion. This agreement will remain in effect until terminated unilaterally by Qunar Software or mutually. The terms of this agreement are otherwise substantially similar to the terms described in the foregoing paragraph.

Share Pledge Agreements: The shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, have pledged their respective equity interests in the applicable consolidated affiliated Chinese entities as a guarantee for the performance of all the obligations under the other contractual arrangements, including payment by such consolidated affiliated Chinese entities of the technical and consulting services fees to us under the technical consulting and services agreements, repayment of the business loan under the loan agreements and performance of obligations under the exclusive option agreements, each agreement as described herein. In the event any of such consolidated affiliated Chinese entity breaches any of its obligations or any shareholder of such consolidated affiliated Chinese entities breaches his or her obligations, as the case may be, under these agreements, we are entitled to enforce the equity pledge right and sell or otherwise dispose of the pledged equity interests after the pledge is registered with the relevant local branch of SAIC, and retain the proceeds from such sale or require any of them to transfer his or her equity interest without consideration to the PRC citizen(s) designated by us. These share pledge agreements are effective until two years after the pledgor and the applicable consolidated affiliated Chinese entities no longer undertake any obligations under the above-referenced agreements.

As of the date of this annual report, pursuant to the equity interest pledge agreement among Qunar Software, Hui Cao and Hui Wang, Hui Cao and Hui Wang have pledged their equity interests in Qunar Beijing along with all rights, titles and interests to Qunar Software as guarantee for the performance of all obligations under the relevant contractual arrangements mentioned herein. After the pledge is registered with the relevant local branch of SAIC, Qunar Software may enforce this pledge upon the occurrence of a settlement event or as required by the PRC law. The pledge, along with this agreement, will be effective upon registration with the local branch of the SAIC, and will expire when all obligations under the relevant contractual arrangements have been satisfied or when each of Hui Cao and Hui Wang completes a transfer of equity interest and ceases to hold any equity interest in Qunar Beijing. In enforcing the pledge, Qunar Software is entitled to dispose of the pledge and have priority in receiving payment from proceeds from the auction or sale of all or part of the pledge until the obligations are settled. The terms of this agreement are otherwise substantially similar to the terms described in the foregoing paragraph.

Loan Agreements: Under the loan agreements we entered into with the shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, we extended long-term business loans to these shareholders of our consolidated affiliated Chinese entities with the sole purpose of providing funds necessary for the capitalization or acquisition of such consolidated affiliated Chinese entities. These business loan amounts were injected into the applicable consolidated affiliated Chinese entities as capital and cannot be accessed for any personal uses. The loan agreements shall remain effective until the parties have fully performed their respective obligations under the agreement, and the shareholders of such consolidated affiliated Chinese entities have no right to unilaterally terminate these agreements. In the event that the PRC government lifts its substantial restrictions on foreign ownership of the air-ticketing, travel agency, or value-added telecommunications business in China, as applicable, we will exercise our exclusive option to purchase all of the outstanding equity interests of our consolidated affiliated Chinese entities, as described in the following paragraph, and the loan agreements will be cancelled in connection with such purchase. However, it is uncertain when, if at all, the PRC government will lift any or all of these restrictions.

As of the date of this annual report, pursuant to the loan agreement among Qunar Software, Hui Cao and Hui Wang, the loans extended by Qunar Software to each of Hui Cao and Hui Wang are only repayable by a transfer of such borrower’s equity interest in Qunar Beijing to Qunar Software or its designated party, in proportion to the amount of the loan to be repaid. This loan agreement will continue in effect indefinitely until such time when (i) the borrowers receive a repayment notice from Qunar Software and fully repay the loans, or (ii) an event of default (as defined therein) occurs unless Qunar Software sends a notice indicating otherwise within 15 calendar days after it is aware of such event. The terms of this loan agreement is otherwise substantially similar to the terms described in the foregoing paragraphs.

Exclusive Option Agreements: As consideration for our entering into the loan agreements described above, each of the shareholders of our consolidated affiliated Chinese entities, except for Hui Cao and Hui Wang, has granted us an exclusive, irrevocable option to purchase, or designate one or more person(s) at our discretion to purchase, all of their equity interests in the applicable consolidated affiliated Chinese entities at any time we desire, subject to compliance with the applicable PRC laws and regulations. We may exercise the option by issuing a written notice to the relevant consolidated affiliated Chinese entity. The purchase price shall be equal to the contribution actually made by the shareholder for the relevant equity interest. Therefore, if we exercise these options, we may choose to cancel the outstanding loans we extended to the shareholders of such consolidated affiliated Chinese entities pursuant to the loan agreements as the loans were used solely for equity contribution purposes. The initial term of these agreements is 10 years and may be renewed automatically in 10-year terms unless we disapprove the extension. We retain the exclusive right to terminate the agreements at any time by delivering a written notice to the applicable consolidated affiliate Chinese entity.

Hui Cao and Hui Wang also entered into an equity option agreement with Qunar, Qunar Software and Qunar Beijing. This equity option agreement contains arrangements that are similar to that as described in the foregoing paragraph. This agreement will remain effective with respect to each of Qunar Beijing’s shareholders until all of the equity interest has been transferred or Qunar and Qunar Software terminates the agreement unilaterally with 30 days’ prior written notice.

Our consolidated affiliated Chinese entities and their shareholders agree not to enter into any transaction that would affect the assets, obligations, rights or operations of our consolidated affiliated Chinese entities without our prior written consent. They also agree to accept our guidance with respect to day-to-day operations, financial management systems and the appointment and dismissal of key employees.

Risks in relation to contractual arrangements between the Company’s PRC subsidiaries and its affiliated Chinese entities:

The Company has been advised by Commerce & Finance Law Offices, its PRC legal counsel, that its contractual arrangements with its consolidated VIEs as described in the Company’s annual report are valid, binding and enforceable under the current laws and regulations of China. Based on such legal opinion and the management’s knowledge and experience, the Company believes that its contractual arrangements with its consolidated VIEs are in compliance with current PRC laws and legally enforceable. However, there may be in the event that the affiliated Chinese entities and their respective shareholders fail to perform their contractual obligations, the Company may have to rely on the PRC legal system to enforce its rights. The PRC legal system is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, since the PRC legal system is still evolving, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit remedies available to us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention. Due to the uncertainties with respect to the PRC legal system, the PRC government authorities may ultimately take a view contrary to the opinion of its PRC legal counsel with respect to the enforceability of the contractual arrangements.

There are, however, substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC government authorities will not ultimately take a view that is contrary to the Company’s belief and the opinion of its PRC legal counsel. On January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released for public comments a proposed PRC law (the “Draft FIE Law”) which includes VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) and may be subject to restrictions under existing PRC law on foreign investment in certain categories of industries. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership on equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Company’s VIE arrangements, and as a result the Company’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of FIEs where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted or prohibited industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If the contractual arrangements establishing the Company’s VIE structure are found to be in violation of any existing law and regulations or future PRC laws and regulations or under the Draft FIE Law if it becomes effective, the relevant PRC government authorities will have broad discretion in dealing with such violation, including, without limitation, levying fines, confiscating our income or the income of our affiliated Chinese entities, revoking our business licenses or the business licenses of our affiliated Chinese entities, requiring us and our affiliated Chinese entities to restructure our ownership structure or operations and requiring us or our affiliated Chinese entities to discontinue any portion or all of our value-added telecommunications, air-ticketing, travel agency or advertising businesses. Any of these actions could cause significant disruption to the Company’s business operations, and have a severe adverse impact on the Company’s cash flows, financial position and operating performance. If the imposing of these penalties cause the Company to lose its rights to direct the activities of and receive economic benefits from its VIEs, which in turn may restrict the Company’s ability to consolidate and reflect in its financial statements the financial position and results of operations of its VIEs.

Summary financial information of the Group’s VIEs in the consolidated financial statements

Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore the Company considers that there is no asset of a consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and PRC statutory reserves of the VIEs amounting to a total of RMB922 million as of December 31, 2017. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs.

Summary financial information of the VIEs, which represents aggregated financial information of the VIEs and their respective subsidiaries included in the accompanying consolidated financial statements, is as follows:

	As of December 31,
	2016	2017
	RMB	RMB
Total assets	30,544,580,876	21,755,512,736
Less: Inter-company receivables	(2,050,819,348)	(1,569,895,648)

Total assets excluding inter-company	28,493,761,528	20,185,617,088

Total liabilities	29,101,732,239	19,282,345,546

Less: Inter-company payables	(15,904,065,265)	(12,114,432,077)

Total liabilities excluding inter-company	13,197,666,974	7,167,913,469

As of December 31, 2016 and 2017, the VIEs’ assets mainly consisted of cash and cash equivalent (December 31, 2016: RMB10.0 billion, December 31, 2017: RMB6.6 billion), short-term investment (December 31, 2016: RMB6.5 billion, December 31, 2017: RMB6.1 billion), accounts receivables (December 31, 2016: RMB3.9 billion, December 31, 2017: RMB3.3 billion), prepayments and other current assets (December 31, 2016: RMB3.5 billion, December 31, 2017: RMB1.9 billion) and investments (non-current) (December 31, 2016: RMB2.8 billion, December 31, 2017: RMB1.4 billion). The inter-company receivables of RMB2.1 billion and RMB1.6 billion as of December 31, 2016 and 2017 mainly represented the cash paid by a VIE to one of the Company’s WFOEs for treasury cash management purpose.

As of December 31, 2016 and 2017, the VIEs’ liabilities mainly consisted of accounts payable (December 31, 2016: RMB4.3 billion, December 31, 2017: RMB3.3 billion), other payables and accruals (December 31, 2016: RMB1.3 billion, December 31, 2017: RMB1.5 billion), advance from customers (December 31, 2016: RMB5.0 billion, December 31, 2017: RMB1.1 billion) and short-term debt (December 31, 2016: RMB1.2 billion, December 31, 2017: RMB0.8 billion). The inter-company payables as of December 31, 2016 and 2017 were RMB15.9 billion and RMB12.1 billion, respectively, which primarily consisted of the payables due to Ctrip.com (Hong Kong) Limited (“Ctrip HK”), one of the Company’s wholly-owned subsidiaries, for its payment of overseas air tickets and tour packages on behalf of a VIE and another VIEs’ subsidiary and the service fees payable to the WFOEs under the technical consulting and services agreements, which are operational in nature from the VIEs and their subsidiaries’ perspectives.

The following table set forth the summary of results of operations of the VIEs and their subsidiaries of the Company:

	For the year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
Net revenues	6,384,556,234	8,706,139,377	8,237,250,837
Cost of revenues	1,983,511,461	2,442,997,433	2,489,892,564
Net income / (loss)	(73,523,163)	100,653,423	863,231,207

As aforementioned, the VIEs mainly conduct transportation ticketing and advertising businesses. Revenues from VIEs accounted for around 31% of the Company’s total revenues in 2017. The air-ticketing continued to increase in 2017, primarily driven by the increase in the air-ticketing volume.

The VIEs’ net income before the deduction of the inter-company consulting fee charges were RMB1.0 billion, RMB2.8 billion and RMB2.7 billion for the years ended December 31, 2015, 2016 and 2017, respectively.

The WFOEs are the sole and exclusive provider of technical consulting and related services and information services for the VIEs. Pursuant to the Exclusive Technical Consulting and Service Agreements, the VIEs pay service fees to the WFOEs based on the VIEs’ actual operating results. The WFOEs are entitled to receive substantially all of the net income and transfer a majority of the economic benefits in the form of service fees from the VIEs and VIEs’ subsidiaries to the WFOEs. For remaining undistributed retained earnings, tax planning strategies are in place to support their enterprise income tax free treatment.

The amount of service fees paid by all the VIEs as a percentage of the VIEs’ total net income were 107.1%, 96.3% and 68.3% for the years ended December 31, 2015, 2016 and 2017, respectively.

The following tables set forth the summary of cash flow activities of the VIEs and their subsidiaries of the Company:

	For the year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
Net cash provided by operating activities	160,298,446	7,190,925,721	1,232,432,873
Net cash used in investing activities	—	—	—
Net cash provided by financing activities	—	—	—

Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Foreign currencies

The Group’s reporting currency is RMB. The Company’s functional currency is US$. The Company’s operations are conducted through the subsidiaries and VIEs where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into RMB.

Transactions denominated in currencies other than functional currencies are translated at the exchange rates quoted by the People’s Bank of China (the “PBOC”), the Hong Kong Association of Banks (the “HKAB”) or major Taiwan banks, prevailing or averaged at the dates of the transaction for PRC and Hong Kong subsidiaries and ezTravel, a Taiwan subsidiary respectively. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of income and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are translated using the applicable exchange rates quoted by the PBOC, HKAB or banks located in Taiwan at the balance sheet dates. All such exchange gains and losses are included in the consolidated statements of income/(loss).

Assets and liabilities of the group companies are translated from their respective functional currencies to the reporting currency at the exchange rates at the balance sheet dates, equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period. The exchange differences for the translation of group companies with non-RMB functional currency into the RMB are included in foreign currency translation adjustments, which is a separate component of shareholders’ equity on the consolidated financial statements.

Translations of amounts from RMB into US$ are solely for the convenience of the reader and were calculated at the rate of US$1.00 = RMB6.5063 on December 29, 2017, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2017, or at any other rate.

Cash and cash equivalents

Cash includes currency on hand and deposits held by financial institutions that can be added to or withdrawn without limitation. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of generally three months or less.

Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Group’s restricted cash is substantially cash balance on deposit required by its business partners and commercial banks.

Short-term investments

Short-term investments represent i) held-to-maturity investments which are due in one year and stated at amortized cost; and ii) the investments issued by commercial banks or other financial institutions with a variable interest rate indexed to the performance of underlying assets within one year. These investments are stated at fair value. Changes in the fair value are reflected in the consolidated statements of income and comprehensive income.

Loan receivable

The Company extends credit to its users by making payments on behalf of the users when they make bookings for travel products on the Company’s platforms. Such amounts are recorded at the outstanding principal amount less allowance for doubtful accounts, and include accrued interest receivable and presented in receivable from loans to the users in Note 3. For the years ended December 31, 2016 and 2017, the total allowance for the loans were not material and was presented in general and administrative expenses. The Company recognized the interest income from the loans in Revenue – Others. For the years ended December 31, 2016 and 2017, the interest incomes were not material.

The gross loan activities are presented in the investing section of the cash flow statement unless the term of the loan is 3 month or less, in which case it is presented on a net basis in the investing section.

Long-term loan receivables are recorded at cost and compounded accrued interests as we do not intend to sell the security, or it is more likely than not that the Company will not be required to sell the security before full recovery of our cost. The Company evaluates the qualitative criteria to determine whether we expect to recover our cost.

Land use rights

Land use rights represent the prepayments for usage of the parcels of land where the office buildings are located, are recorded at cost, and are amortized over their respective lease periods (usually over 40 to 50 years).

Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Building	30-40 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Website-related equipment	5 years
Computer equipment	3-5 years
Furniture and fixtures	3-5 years
Software	3-5 years

The Company recognizes the disposal of Property, equipment and software in general and administrative expenses.

Investments

The Company’s investments include equity method investments, cost method investments, available-for-sale investments and held to maturity investments.

The Company applies equity method in accounting for its investments in entities in which the Company has the ability to exercise significant influence but does not have control and the investments are in either common stock or in-substance common stock. Unrealized gains on transactions between the Company and an affiliated entity are eliminated to the extent of the Company’s interest in the affiliated entity, unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred.

For other equity investments that are not considered as debt securities or equity securities that have readily determinable fair values and over which the Company has neither significant influence nor control through investments in common stock or in-substance common stock, the cost method of accounting is used. Under the cost method, the Company carries the investment at cost and recognizes income to the extent of dividends received from the distribution of the equity investee’s post-acquisition profits.

The Company has classified its investments in debt securities and equity securities with readily determinable fair value as available-for-sale securities. These securities are recognized based on trade date and carried at estimated fair value with the aggregate unrealized gains and losses related to these investments, net of taxes, reported through other comprehensive income. Realized gains or losses are charged to earnings during the period in which the gains or losses are realized. Gain or losses are realized when such investments are sold or when dividends are declared or payments are received or when other than temporarily impaired.

The investments that the Company has positive intent and ability to hold to maturity are classified as held-to-maturity investments and are stated at amortized cost.

The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

Fair value measurement of financial instruments

Financial assets and liabilities of the Group primarily comprise of cash and cash equivalents, restricted cash, time deposits, financial products, accounts receivable, due from related parties, available-for-sale investments, accounts payable, due to related parties, advances from end users, short-term bank borrowings, other short-term liabilities and long-term debts. As of December 31, 2016 and 2017, the Company does not hold any derivative instruments, and except for long-term debts and available-for-sale investments, carrying values of these financial instruments approximated their fair values because of their generally short maturities. The Company reports available-for-sale investments at fair value at each balance sheet date and  changes in fair value are reflected in the statements of income and comprehensive income. The Company disclosed the fair value of its long-term debts based on Level 2 inputs in Note 17.

The Company measures its financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including the own data.

Business combination

U.S. GAAP requires that all business combinations not involving entities or businesses under common control be accounted for under the acquisition method. The Group applies ASC 805, “Business combinations”, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of the (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statements of income and comprehensive income.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. The Company’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. Any changes to provisional amounts identified during the measurement period are recognized in the reporting period in which the adjustment amounts are determined.

Acquisitions

During the periods presented, the Company completed several transactions to acquire controlling shares to enrich its products and to expand business. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based in part on independent appraisal reports as well as its experience with purchasing similar assets and liabilities in similar industries. The amount excess of the purchase price over the fair value of the identifiable assets and liabilities acquired is recorded as goodwill. The major acquisitions during the periods presented are as follows:

Skyscanner Holdings Limited (“Skyscanner”)

On December 9, 2016, the Company consummated an acquisition of nearly all the equity interest of Skyscanner with the total purchase consideration of £1.4 billion (RMB12.0 billion). The purchase consideration consists of £1.2 billion (RMB10 billion) in cash and Ctrip ordinary shares. The cash consideration was subsequently agreed with selling shareholder to adjust to RMB10.1 billion in 2017 for an increase of RMB60 million. The financial statements of Skyscanner are consolidated by the Company from December 31, 2016 onwards since the financial results of Skyscanner during the period from December 10, 2016 through December 31, 2016 were not material to the Company.

The net assets acquired based on their fair values was RMB325 million, including cash acquired with amount of RMB571 million. The fair value of non-controlling interest amounting to RMB316 million was measured based on the purchase price, taking into account a discount reflective of the non-controlling nature of the interest. The newly identifiable intangible assets were RMB3.1 billion which primarily consist of trademark and domain, supplier relationship and IT Platform. The trademark and domain are assessed to be indefinite-lived intangible assets. The fair values of the supplier relationship and IT Platform with amount of RMB929 million and RMB191 million respectively, are amortized over 9 years and 6 years, respectively on a straight-line basis. The deferred tax liability of RMB620 million as recognized in associated with the identifiable intangible assets. The goodwill recognized for the Skyscanner acquisition was RMB9.5 billion which primarily made up of the expected synergies from combining operations of the acquiree and the acquirer, which do not qualify for separate recognition. The final allocation of purchase price recorded in 2017 has reflected the subsequent adjustment of total consideration with a corresponding adjustment to goodwill (Note 10).

Qunar Cayman Islands Limited (“Qunar”)

In October 2015, the Company completed a share exchange transaction with Baidu, Inc. (“Baidu”), which was the principal shareholder of Qunar, upon completion of the exchange, the Company issued approximately 11 million ordinary shares, with the fair value of US$3.4 billion (RMB21.7 billion) to Baidu in exchange for approximately 179 million Class A (There were 193 million outstanding Class A shares in Qunar) and 11 million Class B ordinary share of Qunar. The Class A and Class B represents 3 votes and 1 vote per share respectively, and Class A ordinary shares were converted into Class B ordinary shares upon transfer. After the transaction, Ctrip owned ordinary share of Qunar representing approximately 45% of Qunar’s aggregate voting interest and 48% economic interest.

In connection with the transaction with Baidu, on December 10, 2015, the Company issued approximately 4 million ordinary shares to certain special purpose vehicles in exchange for approximately 66 million Class B ordinary shares of Qunar issued as equity incentives to Qunar’s employees.

Below is the summary of the fair value of acquisition cost for these acquisitions:

	RMB	US$
Fair value of previously held equity interest (1)	21,698,582,100	3,416,184,974
Consideration paid in December 2015	10,842,783,275	1,687,067,570

Total purchase cost	32,541,365,375	5,103,252,544

(1)	Which represents fair value of purchase consideration for the initial equity method investment in October 2015

As a result of the above transactions, the Company is deemed to be the beneficial owner of 256 million Class B ordinary shares of Qunar representing majority voting interest and therefore accounted for these transactions as step acquisitions of business combination under U.S GAAP. The previously held equity interest of Qunar from the exchange transaction with Baidu had been accounted for using equity method until the Company’s consolidation of Qunar upon completion of the transaction with the Qunar shareholders in December 2015 (Note 8). The financial statements of Qunar were consolidated by the Company from December 31, 2015 on since the financial results of Qunar during the period from December 10 through December 31, 2015 were not material.

The net liabilities assumed of Qunar based on fair values was RMB628 million, including cash and cash equivalents of RMB5.2 billion, prepayment and other current assets of RMB4.3 billion, non-current assets of RMB1 billion, short-term debt of RMB3.9 billion, other current liabilities of RMB7.1 billion and non-current liability of RMB93 million. The fair value of non-controlling interest amounting to RMB17.9 billion was measured based on the purchase price, taking into account a discount reflective of the non-controlling nature of the interest based on the market price of Qunar’s publically traded shares.

The newly identifiable intangible assets of Qunar was RMB9.9 billion which primarily consist of trademark and domain, technology and supplier network for new products. The technology and supplier network for new products are finite-lived intangible assets with aggregated amount of RMB0.9 billion. The trademark and domain are indefinite-lived intangible assets with aggregated amount if RMB9 billion. The estimated fair value of the amortizable intangible assets (technology and supplier network for new products) is expected to amortised over a weighted average period of 5.2 years on a straight-line basis. The deferred tax liability of RMB2.5 billion as recognized is associated with the identifiable intangible assets.

The goodwill recognized from the Qunar acquisition was RMB43.6 billion which primarily attributable to the expected synergies from the consolidation of the seamless cooperation of the acquiree and the acquirer to further build and strengthen the vibrant travel ecosystem of the enlarged group. Such synergies, in order of their relative significance, are comprised of (1) the expected but unidentifiable significant business growth as a result of the consolidation of the fragmented domestic online travel market; (2) the strengthened market position from the increased market presence by the penetration into the supplementary travel related market of each other; (3) the enhanced relationship with other travel service providers and increased popularity and awareness among end users; and (4) the operation efficiencies and reductions in costs by eliminating redundant processes and facilities. In addition, the goodwill also includes the work force that is not separately recognized in the purchase price allocation.

For the years ended December 31, 2016 and 2017, the Company made certain investments, in the form of limited partnership capital contribution or other financing arrangements, in several non-U.S. investment entities, with fair values of approximately US$2.9 billion and US$0.4 billion in 2016 and 2017, respectively (the “Investment”). These investment entities have spent the Investment to acquire the equity interest of Qunar that was not held by the Company, through privately negotiated transactions. In accordance with ASC 810, the Company consolidates the financial statements of these investment entities and as such the investments were eliminated in consolidation. The Company accounts for the purchases of the Qunar non-controlling shares as equity transactions by adjusting the carrying amount of non-controlling interest of Qunar to reflect the decrease in the non-controlling interest’s ownership in Qunar by RMB15.5 billion and RMB2.2 billion in 2016 and 2017 respectively. The difference between the amount of the change in non-controlling interest and the consideration paid was recognized in additional paid-in capital of the Company with amount of RMB3.7 billion and RMB0.6 billion in 2016 and 2017 respectively.

The following unaudited pro forma consolidated financial information reflects the results of operations for the year ended 2015, as if the business combination had occurred on January 1, 2014, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisitions actually took place on the beginning of the periods presented, and may not be indicative of future operating results.

In thousands	2015
RMB
Pro-forma net revenues	14,812,533
Pro-forma net loss	(5,086,934)

For the years ended December 31, 2015, 2016 and 2017, other than the business combination of Qunar, the financial results and the pro forma revenues and net earnings of above mentioned acquisitions were not considered as significant to the Group under ASC 805 respectively, either individually or in aggregate.

Other than the acquisitions disclosed above, none of other acquisition occurred during the periods presented was material to our businesses or financial results. Other immaterial acquisitions in 2015, 2016 and 2017 with total consideration of RMB862 million, RMB120 million and RMB251 million respectively resulted in goodwill increase of RMB817 million, RMB159 million and RMB291 million respectively.

Goodwill and other intangible assets

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs.

Goodwill is not amortized but is reviewed at least annually for impairment or earlier, if an indication of impairment exists. Recoverability of goodwill is evaluated using a two-step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.

As of December 31, 2017, the step one analysis performed indicated that the fair value of the Company’s reporting unit was substantially greater than the respective carrying value. There was no impairment of goodwill during the years ended December 31, 2015, 2016 and 2017. Each quarter the Company reviews the events and circumstances to determine if goodwill impairment may be indicated.

Separately identifiable intangible assets that have determinable lives continue to be amortized and consist primarily of non-compete agreements, customer list, supplier relationship, technology and business relationship as of December 31, 2016 and 2017. The Company amortizes intangible assets on a straight-line basis over their estimated useful lives, which is three to ten years. The estimated life of amortized intangibles is reassessed if circumstances occur that indicate the life has changed. Other intangible assets that have indefinite useful life primarily include trademark and domain names as of December 31, 2016 and 2017. The Company evaluates indefinite-lived intangible assets each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, the asset is tested for impairment. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.

The Company reviews intangible assets with indefinite lives annually for impairment.

No impairment on other intangible assets was recognized for the years ended December 31, 2015, 2016 and 2017.

Impairment of long-lived assets

Long-lived assets (including intangible with definite lives) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Reviews are performed to determine whether the carrying value of asset group is impaired, based on comparison to undiscounted expected future cash flows. If this comparison indicates that there is impairment, the Group recognizes impairment of long-lived assets to the extent the carrying amount of such assets exceeds the fair value.

Accrued liability for customer reward program

The Group’s  end users participate in a loyalty points program, which substantially provides gifts to members based on accumulated membership points that vary depending on the services rendered and fees paid. The estimated incremental costs to provide gifts are recognized as sales and marketing expense and accrued for as a current liability because it relates to gifts rather than cash rewards, refund or rebate of the services rendered by the Company. As members redeem awards or their entitlements expire, the accrued liability is reduced correspondingly. As of December 31, 2016 and 2017,  the Group’s  accrued liability for its customer reward program amounted to RMB658 million and RMB610 million, respectively, based on the estimated liabilities under the customer reward program. The expenses recognized for the customer rewards program were approximately RMB399 million, RMB202 million and RMB100 million for the years ended December 31, 2015, 2016 and 2017.

Deferred revenue

The Group has a coupon program, through which the Group provides coupons for end users who book selected hotels online through website. The end users who use the coupons receive credits in their virtual cash accounts upon check-out from the hotels and reviews for hotels submitted. The end users may redeem the amount of credits in their virtual cash account in cash or voucher for their future bookings on the Company’s website and mobile platforms. The Group accounts for the estimated cost of future usage of coupons as reduction of the revenue.

Revenue recognition

The Group presents substantially all of its revenues on a net basis.  Revenues are recognized at gross amounts where the Group undertakes the majority of the business risks by pre-purchasing inventories and acts as principal related to the services provided. The amount of revenues recognized at gross basis was immaterial during the years ended December 31, 2015, 2016 and 2017, respectively.

Accommodation reservation services

The Group receives commissions from travel suppliers for hotel room reservations through the Group’s transaction and service platform. Commissions from hotel reservation services rendered are recognized after end users have completed their stay at the applicable hotel and upon confirmation of pending payment of the commissions by the hotel. Contracts with certain travel suppliers contain incentive commissions typically subject to achieving specific performance targets and such incentive commissions are recognized when it is reasonably assured that the Group is entitled to such incentive commissions. The Group generally receives incentive commissions from monthly arrangements with hotels based on the number of hotel room reservations where end users have completed their stay. The Group presents revenues from such transactions on a net basis in the statements of income and comprehensive income as the Group, generally, does not assume inventory risks and has no obligations for cancelled hotel reservations.

Transportation ticketing services

Transportation ticketing services revenues mainly represent revenues from tickets reservations and other related services. The Group receives commissions from travel suppliers for ticketing services through the Group’s transaction and service platform under various services agreements. Commissions from ticketing services rendered are recognized after tickets are issued. The Group presents revenues from such transactions on a net basis in the statements of income as the Group, generally, does not assume inventory risks and has no obligations for cancelled airline ticket reservations. Loss due to obligations for cancelled ticket reservations is minimal in the past.

Packaged-tour

The Group receives referral fees from travel product providers for packaged-tour products and services through the Group’s transaction and service platform. Referral fees are recognized as commissions on a net basis after the packaged-tour service are rendered and collections are reasonably assured.

Corporate travel

Corporate travel management revenues primarily include commissions from air ticket booking, hotel reservation and packaged-tour services rendered to corporate clients. The Group contracts with corporate clients based on service fee model. Travel reservations are made via on-line and off-line services for air tickets, hotel and package-tour. Revenue is recognized on a net basis after the services are rendered, e.g. air tickets are issued, hotel stays or packaged-tour are completed, and collections are reasonably assured.

Other businesses

Other businesses comprise primarily of online advertising services.

The Company receives advertising revenues, which principally represent the sale of banners or sponsorship on the website and mobile from end users. Advertising revenues are recognized ratably over the fixed term of the agreement as services are provided.

Allowance for doubtful accounts

Accounts receivables are recorded at the invoiced amount and do not bear interest. The Company reviews on a periodic basis for doubtful accounts for the outstanding trade receivable balances based on historical experience and information available.  Additionally, we make specific bad debt provisions based on (i) our specific assessment of the collectability of all significant accounts; and (ii) any specific knowledge we have acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require us to use substantial judgment in assessing its collectability. The following table summarized the details of the Company’s allowance for doubtful accounts:

	2015	2016	2017
	RMB	RMB	RMB
Balance at beginning of year	14,707,184	38,237,658	58,841,826
Provision for doubtful accounts	32,080,786	32,339,617	97,944,278
Write-offs	(8,550,312)	(11,735,449)	(28,064,747)

Balance at end of period	38,237,658	58,841,826	128,721,357

Cost of revenues

Cost of revenues consists primarily of payroll compensation of customer service center personnel, payments to travel suppliers, credit card service fee, telecommunication expenses, direct cost of principal travel tour services, depreciation, rentals and related expenses incurred by the Group’s transaction and service platform which are directly attributable to the rendering of the Group’s travel related services and other businesses.

Product development

Product development expenses include expenses incurred by the Group to develop the Group’s travel supplier networks as well as to maintain, monitor and manage the Group’s transaction and service platform. The Group recognizes website, software and mobile applications development costs in accordance with ASC 350-50 “Website development costs” and ASC 350-40 “Software — internal use software” respectively. The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and mobile applications or the development of software or mobile applications for internal use and websites content.

Sales and marketing

Sales and marketing expenses consist primarily of costs of payroll and related compensation for the Company’s sales and marketing personnel, advertising expenses, and other related marketing and promotion expenses. Advertising expenses, amounting to approximately RMB1.8 billion, RMB2.8 billion and RMB5.1 billion for the years ended December 31, 2015, 2016 and 2017 respectively, are charged to the statements of income as incurred.

Share-based compensation

Under ASC 718, the Company applied the Black-Scholes valuation model in determining the fair value of options granted. Risk-free interest rates are based on US Treasury yield for the terms consistent with the expected life of award at the time of grant. Expected life is based on historical exercise patterns. Expected dividend yield is determined in view of the Company’s historical dividend payout rate and future business plan. The Company estimates expected volatility at the date of grant based on historical volatilities. The Company recognizes compensation expense on all share-based awards on a straight-line basis over the requisite service period. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future change in circumstances and facts, if any. If actual forfeitures differ from those estimates, the Company may need to revise those estimates used in subsequent periods.

According to ASC 718, a change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Company calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Company would recognize incremental compensation cost in the period the modification occurs and for unvested options, the Company would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

According to ASC 718, the Company classifies options or similar instruments as liabilities if the entity can be required under any circumstances to settle the option or similar instrument by transferring cash or other assets and such cash settlement is probable. The percentage of the fair value that is accrued as compensation cost at the end of each period shall equal the percentage of the requisite service that has been rendered at that date. Changes in fair value of the liability classified award that occur during the requisite service period shall be recognized as compensation cost over that period. Changes in fair value that occur after the end of the requisite service period are compensation cost of the period in which the changes occur. Any difference between the amount for which a liability award is settled and its fair value at the settlement date as estimated is an adjustment of compensation cost in the period of settlement.

Share incentive plans

In November, 2004, the Company’s board of directors adopted a 2005 Employee’s Stock Option Plan (“2005 Option Plan”).  As of December 31, 2016 and 2017, 107,572 and nil options were outstanding under the 2005 Option Plan respectively.

In October, 2007, the Company adopted a 2007 Share Incentive Plan (“2007 Incentive Plan”). The Company granted 937,002  and 138,061 new shares options to employees with 4 year requisite service period for years ended December 31, 2016 and 2017, respectively. RSUs granted under 2007 Incentive Plan have a restricted period for 4 years. As of December 31, 2016 and 2017, 5,424,943 and 4,367,099 options and 1,462,239 and 1,095,722 RSUs were outstanding under the 2007 Incentive Plan.

In June, 2017, the Company adopted a Global Share Incentive Plan (“Global Incentive Plan”), under which the Company granted 493,105 new share options to employees with 4 year requisite service period for year ended December 31, 2017. As of December 31, 2017, 343,659 options were outstanding under the Global Incentive Plan.

Qunar previously adopted the 2007 Qunar Share Inventive Plan and 2015 Qunar Share Inventive Plan. Immediately prior to the closing of its going private transaction in February 2017, each outstanding vested option granted under the 2007 Qunar Share Incentive Plan and the 2015 Qunar Share Incentive Plan was exchanged for a number of Ctrip ADSs based on a ratio that ensures equivalent economic value, against the payment by the holder of the vested Qunar options of the full amount of exercise price payable; and each outstanding unvested Qunar option granted under the 2007 Qunar Share Incentive Plan and the 2015 Qunar Share Incentive Plan was exchanged for an option of Ctrip to purchase ordinary shares of Ctrip based on a ratio that ensures equivalent economic value with its remaining vesting period unchanged (“Exchange of Qunar Share Incentive Plans”).

A summary of option activity under the share incentive plans

The following table summarized the Company’s share option activity under all the option plans, which has reflected the effect of the Exchange of Qunar Share Incentive Plans (in US$, except shares):

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2014	4,972,178	101.03	5.17	405,399,251

Granted	625,006	247.91
Exercised	(506,163)	65.65
Forfeited	(85,560)	156.32

Outstanding at December 31, 2015	5,005,461	122.00	4.77	1,244,544,670

Granted	937,002	322.20
Exercised	(368,722)	80.70
Forfeited	(41,226)	199.32

Outstanding at December 31, 2016	5,532,515	157.82	4.54	899,966,907

Granted (including grants in exchange for Qunar options )	631,166	43.03
Exercised	(1,353,697)	68.95
Forfeited	(99,226)	133.92

Outstanding at December 31, 2017	4,710,758	168.80	4.72	866,781,417

Vested and expect to vest at December 31, 2017	4,570,018	167.40	4.67	847,267,373

Exercisable at December 31, 2017	2,951,517	141.77	3.78	622,855,872

The Company’s current practice is to issue new shares to satisfy share option exercises.

The expected-to-vest options are the result of applying the pre-vesting forfeiture rate assumptions of 8% to total unvested options.

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company’s closing stock price of US$ 352.80 as of December 31, 2017 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2017.

The total intrinsic value of options exercised during the years ended December 31, 2015, 2016 and 2017 were US$178 million, US$257 million and US$522 million, respectively.

The following table summarizes information related to outstanding and exercisable options as of December 31, 2017 (in US$, except shares):

	Outstanding			Exercisable
Range of Exercise Prices	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)
0.00-100.00	1,671,410	61.24	3.90	1,306,991	78.31	2.93
100.01-200.00	1,460,228	155.54	3.84	1,128,628	151.22	3.67
200.01-300.00	664,262	253.65	5.72	299,221	250.70	5.69
300.01-400.00	914,858	324.87	6.88	216,677	324.92	6.87

	4,710,758			2,951,517

The weighted average fair value of options granted during the years ended December 31, 2015, 2016 and 2017 was US$109.93, US$140.95 and US$376.78 per share, respectively.

As of December 31, 2017, there was US$262 million of total unrecognized compensation cost, net of estimated forfeitures, related to unvested share options which are expected to be recognized over a weighted average period of 2.7 year. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. Total cash received from the exercise of share options amounted to RMB52 million, RMB212 million and RMB732 million for the year ended December 31, 2015, 2016 and 2017, respectively. The transfer agent was engaged by the Company to collect the exercise proceeds and remitted on regular basis and these amounts were presented as receivable from financial institution in Note 3.

The Company calculated the estimated fair value of share options on the date of grant using the Black-Scholes pricing model with the following assumptions for the years ended December 31, 2015, 2016 and 2017:

	2015	2016	2017
Risk-free interest rate	1.35%-1.59%	1.16%-1.66%	1.73%-1.94%
Expected life (years)	5.0	5.0	5.0
Expected dividend yield	0%	0%	0%
Volatility	49%-50%	48%-51%	46%-48%
Fair value of options at grant date per share	from US$105.16	from US$133.85	from US$142.29
	to US$112.76	to US$141.72	to US$430.87

For the years ended December 31, 2015, 2016 and 2017, the Company granted 229,603, 1,183,094 and 15,664 RSUs to employees with 4 year requisite service period, respectively.

The following table summarized the Company’s RSUs activities under all incentive plans (in US$, except shares):

		Weighted
		average grant
	Number of	date fair
	Shares	value(US$)
Restricted shares
Unvested at December 31, 2014	1,058,608	158.55

Granted	229,603	249.31
Vested	(271,683)	129.21
Forfeited	(151,120)	181.47

Unvested at December 31, 2015	865,408	185.17

Granted	1,183,094	301.62
Vested	(492,825)	223.00
Forfeited	(93,438)	237.69

Unvested at December 31, 2016	1,462,239	263.28

Granted	15,664	323.92
Vested	(285,375)	191.21
Forfeited	(96,806)	274.71

Unvested at December 31, 2017	1,095,722	281.91

Total share-based compensation cost for the RSUs amounted to US$48.6 million, US$217.8 million and US$281.9 million for the years ended December 31, 2015, 2016 and 2017, respectively. As of December 31, 2017, there was US$183 million unrecognized compensation cost, net of estimated forfeitures, related to unvested restricted shares, which are to be recognized over a weighted average vesting period of 1.3 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. The Company determined the fair value of RSUs based on its stock price on the date of grant.

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the leasing company are charged to the statements of income on a straight-line basis over the lease periods.

Taxation

Deferred income taxes are provided using the balance sheet liability method. Under this method, deferred income taxes are recognized for the tax consequences of significant temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered unlikely that some portion of, or all of, the deferred tax assets will not be realized.

The Company applies ASC 740, “Income Taxes”. It clarifies the accounting for uncertainty in income taxes recognized in the Company’s consolidated financial statements and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures.

Other income/ (expense)

Other income/ (expense) consists of gain on deconsolidation of subsidiaries, financial subsidies, investment income and foreign exchange gains/(losses) etc..  Financial subsidies from local PRC government authorities are recorded as other income in the consolidated statements of income. There are no defined rules and regulations to govern the criteria necessary for companies to enjoy such benefits and the amount of financial subsidy are determined at the discretion of the relevant government authorities. Financial subsidies are recognized as other income when received. The foreign exchange losses in 2016 were mainly contributed by the USD appreciation against Chinese Yuan. Components of other income for the years ended December 31, 2015, 2016 and 2017 were as follows:

	2015	2016	2017
	RMB	RMB	RMB
Gain on disposal of cost method investment (Note 8)	—	149,066,258	1,374,462,407
Foreign exchange gains/(losses)	12,638,982	(557,995,284)	468,671,832
Subsidy income	199,418,778	220,631,285	263,538,347
Gain on disposal of available-for-sale investment (Note 8)	—	140,651,759	39,951,298
Dividends from long-term investment	—	48,911,066	46,550,230
Gain on disposal of a subsidiary	—	—	11,412,387
Gain on deconsolidation of subsidiaries	2,294,451,702	252,000	—
Impairments of cost method investments	—	(11,628,980)	(139,271,481)
Impairments of available-for-sale investments	—	(36,357,902)	(271,707,804)
Provision/impairment for an equity method investment (Note 8 and Note 13)	—	—	(967,395,005)
Others	(25,529,632)	19,621,511	52,785,926

Total	2,480,979,830	(26,848,287)	878,998,137

Statutory reserves

The Company’s PRC subsidiaries and the VIEs are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve will cease if such reserve has reached to 50% of the registered capital of respective company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the subsidiaries and VIEs. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. Additionally, ezTravel, the Company’s subsidiary incorporated in Taiwan, is also required to allocate 10% of its after-tax profit to the statutory reserve in accordance with Taiwan regulations. There is no such regulation of providing statutory reserve in Hong Kong. During the years ended December 31, 2015, 2016, and 2017,  appropriations to statutory reserves have been made of approximately RMB35 million, RMB69 million, and RMB146 million, respectively.

Dividends

Dividends are recognized when declared.

PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC accounting standards and regulations. The Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves. Additionally, as the Company does not have any direct ownership in the VIEs, the VIEs cannot directly distribute dividends to the Company. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of RMB into foreign exchange and through restrictions on foreign trade. As the majority of our revenues are in RMB, any restrictions on currency exchange may limit our ability to use revenue generated in RMB to fund our business activities outside China or to make dividend payments in U.S. dollars. However, the Company believes the restrictions on currency exchange imposed by the PRC foreign exchange regulations and enforced by SAFE do not automatically constitute the “restrictions” under Rule 4-08(e)(3) under Regulation S-X, because such restrictions in substance do not prohibit the Company’s subsidiaries or VIEs from transferring net assets to the Company in the combined forms of loans, advances and cash dividends without the consent of SAFE, provided that certain procedural formalities should be complied with. As of December 31, 2017, the restricted net assets of the Company’s PRC subsidiaries and VIEs not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations and other restrictions were RMB5.7 billion.

As a result of the aforementioned PRC regulation and the Company’s organizational structure, accumulated profits of the subsidiaries in PRC distributable in the form of dividends to the parent as of December 31, 2015, 2016 and 2017 were RMB7 billion,  RMB8 billion and RMB12 billion, respectively. The Company’s PRC subsidiaries and VIEs are able to enter into royalty and trademark license agreements or certain other contractual arrangements at the sole discretion of the Company, for which the compensatory element of the arrangement is deducted from the accumulated profits.

Effective January 1, 2008, current CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside mainland China. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate. Furthermore, pursuant to the applicable circular and interpretations of the current EIT Law, dividends from earnings created prior to 2008 but distributed after 2008 are not subject to withholding income tax.

Earnings/(loss) per share

In accordance with “Computation of Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to common shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Vested but unexercised stock options with exercise prices that represent little or no consideration are included in the weighted average shares outstanding in the basic earnings per share calculation.

If the number of common shares outstanding increases as a result of a stock dividend or stock split or decreases as a result of a reverse stock split, the computations of basic and diluted EPS shall be adjusted retroactively for all periods presented to reflect that change in capital structure. If changes in common stock resulting from stock dividends, stock splits, or reverse stock splits occur after the close of the period but before the financial statements are issued or are available to be issued, the per-share computations for those and any prior-period financial statements presented shall be based on the new number of shares.

Effective December 1, 2015, the Company effected a change of the ratio of its American depositary shares (“ADSs”) to ordinary shares from four (4) ADSs representing one (1) ordinary share to eight (8) ADSs representing one (1) ordinary share. The historical and present earnings/ (loss) per share for the periods presented herein has been retrospectively adjusted to reflect such effect.

Treasury stock

In April, 2014, our board of directors approved a US$600 million share repurchase plan. The share-repurchase programs do not require the Company to acquire a specific number of shares and may be suspended or discontinued at any time.

Segment reporting

The Company operates and manages its business as a single segment. Resources are allocated and performance is assessed by the CEO, whom is determined to be the Chief Operating Decision Maker (CODM). Since the Company operates in one reportable segment, all financial segment and product information required by this statement can be found in the consolidated financial statements.

The Company primarily generates its revenues from end users in Great China Area, and assets of the Company are also primarily located in Great China Area. Accordingly, no geographical segments are presented.

Recent accounting pronouncements

In May 2014, the FASB issued a new accounting standard on the recognition of revenue from contracts with customers that was designed to create greater comparability for financial statement users across industries and jurisdictions. The core principle of this new standard is that an “entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.” This new standard also requires enhanced disclosures on the nature, amount, timing and uncertainty of revenue from contracts with customers. Since May 2014, the FASB has issued several amendments to this new standard, including additional guidance, and deferred the effective date for public business entities to annual and interim periods beginning after December 15, 2017.

The Company will adopt this new standard effective January 1, 2018 and apply the full retrospective transition approach to all contracts, which means that the financial statements and footnotes of 2016 and 2017 will be retrospectively adjusted, along with that of 2018  will be reported under this new standard. The Company expects that the new standard will not change the presentation of substantially all of its revenues, which will continue to be reported on a net basis. However, the timing of revenue recognition for certain revenue streams will change under this new standard. For example, revenue for accommodation reservation services, which is primarily recognized after end users having completed their stays under the current standard, will change to be recognized once the reservation becomes non-cancellable, which is the point considered when the Company completes its performance obligation in accommodation reservation services. The Company expects that this timing change will not have a significant impact to its annual revenues and net income. Also, the adoption of the new standard will not impact the net cash provided by operating activities as presented in the Consolidated Statement of Cash Flows.

In January, 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. This accounting standard retains the current accounting for classifying and measuring investments in debt securities and loans, but requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. This guidance also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient to estimate fair value. A policy election can be made for these investments whereby investment will be carried at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. This revised guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company will apply the new standard beginning January 1, 2018 and recognize the changes in fair value for all equity investments measured at fair value through net income/(loss). For investments in equity securities lacking of readily determinable fair values, the Company will elect to use the measurement alternative defined as cost, less impairments, adjusted by observable price changes. The Company anticipates that the adoption of ASU 2016-01 will increase the volatility of its other income (expense), net, as a result of the remeasurement of its equity securities upon the occurrence of observable price changes and impairments.

In February, 2016, the FASB issued ASU No. 2016-02, Leases. This accounting standard requires lessees to recognize assets and liabilities related to lease arrangements longer than 12 months on the balance sheet. This standard also requires additional disclosures by lessees and contains targeted changes to accounting by lessors. The updated guidance is effective for interim and annual periods beginning after December 15, 2018, and early adoption is permitted. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous GAAP.  The Company is in the process of evaluating the impact of the standard on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326), Measurement of Credit Losses on Financial Statements. This ASU requires a financial asset (or group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. The standard is effective for the Company from calendar 2020, with early adoption permitted for calendar 2019. The Company is evaluating the impact of the adoption of this standard on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230) - Classification of Certain Cash Receipts and Cash Payments.  This Update addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years.  Early adoption is permitted, including adoption in an interim period. An entity that elects early adoption must adopt all of the amendments in the same period.  The amendments in this Update should be applied using a retrospective transition method to each period presented. If it is impracticable to apply the amendments retrospectively for some of the issues, the amendments for those issues would be applied prospectively as of the earliest date practicable.  The Company does not expect that the new standard will have a material impact on its consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income taxes (Topic 740) - Intra-Entity Transfers of Assets Other Than Inventory, to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. The amendments in this Update eliminate the exception for an intra-entity transfer of an asset other than inventory. The Update does not change GAAP for an intra-entity transfer of inventory. The amendments in this Update do not include new disclosure requirements; however, existing disclosure requirements might be applicable when accounting for the current and deferred income taxes for an intra-entity transfer of an asset other than inventory.  For public business entities, the amendments in this Update are effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within those annual reporting periods.  Early adoption is permitted for all entities as of the beginning of an annual reporting period for which financial statements (interim or annual) have not been issued or made available for issuance. The amendments in this Update should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption.  The Company does not expect that the new standard will have a material impact on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18: Statement of Cash Flows (Topic 230): Restricted Cash.  The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update do not provide a definition of restricted cash or restricted cash equivalents.  The amendments in this Update are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years.  Early adoption is permitted, including adoption in an interim period.  The amendments in this Update should be applied using a retrospective transition method to each period presented.  The Company does not expect that the new standard will have a material impact on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-01: Business Combinations (Topic 805): Clarifying the Definition of a Business.  The Update requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. This screen reduces the number of transactions that need to be further evaluated.  If the screen is not met, the amendments in this Update (1) require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and (2) remove the evaluation of whether a market participant could replace missing elements.  Public business entities should apply the amendments in this Update to annual periods beginning after December 15, 2017, including interim periods within those periods.  Early application of the amendments in this Update is allowed.  The amendments in this Update should be applied prospectively on or after the effective date. No disclosures are required at transition.  The Company does not expect that the new standard will have a material impact on its consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04: Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.  To simplify the subsequent measurement of goodwill, the Board eliminated Step 2 from the goodwill impairment test.  Under the amendments in this Update, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit.  An entity should apply the amendments in this Update on a prospective basis. An entity is required to disclose the nature of and reason for the change in accounting principle upon transition.  A public business entity that is a U.S. Securities and Exchange Commission (SEC) filer should adopt the amendments in this Update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019.  Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017.  The Company is in the process of evaluating the impact of the Update on its consolidated financial statements.

Certain risks and concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, amounts due from related parties, prepayments and other current assets. As of December 31, 2015, 2016 and 2017, substantially all of the Company’s cash and cash equivalents, restricted cash and short-term investment were held in major financial institutions located in the PRC and in Hong Kong, which management considers to be of high credit quality based on their credit ratings. Accounts receivable are generally unsecured and denominated in RMB, and are derived from revenues earned from operations arising primarily in the PRC.

No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2015, 2016 and 2017. No individual customer accounted for more than 10% of accounts receivable As of December 31, 2016 and 2017.